UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

January 6, 2022

Date of Report (Date of earliest event reported)

CBIZ, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-32961	22-2769024

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6050 Oak Tree Boulevard, South, Suite 500

Cleveland, Ohio 44131

(Address of principal executive offices, including zip code)

216-447-9000

(Registrant’s telephone number, including area code)

Note Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange On which registered
Common Stock per value $0.01 per share	CBZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

On January 6, 2022, CBIZ, Inc., a Delaware corporation (“CBIZ”), and CBIZ Acquisition 42, LLC, a Delaware limited liability company (“Buyer”), entered into and closed the transactions contemplated by an Asset Purchase Agreement (the “Purchase Agreement”) with Marks Paneth LLP, a New York limited liability partnership (“Marks Paneth”), and all of the individuals who are equity partners of Marks Paneth (collectively, the “Owners” and each an “Owner”). Marks Paneth is sometimes hereinafter individually referred to as a “Selling Entity.” The Selling Entity and each Owner are sometimes hereinafter individually referred to as a “Seller” and collectively as the “Sellers.” Pursuant to the Purchase Agreement, the Buyer has acquired substantially all of the assets of Sellers, and assumed certain liabilities and obligations, related to their non-attest businesses (the “Acquired Assets” and collectively, the “Acquisition”).

The initial purchase price for the Acquisition consisted of approximately $81.25 million in cash paid at closing, subject to a customary working capital adjustment. In addition to the purchase price paid at closing, the Purchase Agreement also provides for an earnout of up to a maximum of $75.25 million (consisting of cash and shares of CBIZ common stock), which is payable if and to the extent that the future performance of the Acquired Assets following the closing exceeds agreed targets on the each of the first, second and third anniversaries of the closing (the “Earnout”). The cash portion of the initial purchase price and the Earnout will be reduced by the purchase price for assets relating to the attestation services of the Selling Entity being sold to an unrelated party, Mayer Hoffman McCann P.C. (“MHM”), in a separate transaction.

The Purchase Agreement contains customary representations, warranties, covenants and indemnities by the respective parties. The representations and warranties were made solely for purposes of the Purchase Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating their terms and may be subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders. The representations and warranties should not be relied on as factual information at the time they were made or otherwise.

The parties filed notification and report forms under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the waiting period under that act has expired.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

According to the terms of the Purchase Agreement, CBIZ agreed to issue up to approximately $7.52 million in its shares of common stock as part of the Earnout (representing 10% of the Earnout). CBIZ offered and will issue shares of its common stock to the limited number of Sellers in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933.

The shares of common stock to be issued pursuant to the terms of the Purchase Agreement may not be sold, assigned, transferred, pledged, made subject of any hedging transaction, or otherwise disposed of for a period of one year following the date of each issuance of common stock, subject to certain exceptions in the Purchase Agreement.

Additional information pertaining to the issuance of CBIZ shares is contained in Item 1.01 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On January 10, 2022, CBIZ issued a press release announcing the execution of a Purchase Agreement, dated January 6, 2022, among CBIZ and Sellers. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1*	Purchase Agreement, dated January 6, 2022, among CBIZ, Inc., CBIZ Acquisition 42, LLC, Marks Paneth LLP and all of the individuals who are equity partners of Marks Paneth.

99.1	CBIZ, Inc. press release dated January 10, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Exhibits and schedules to the Purchase Agreement have been omitted. CBIZ will furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Such risks and uncertainties include, but are not limited to, the impact of COVID-19 on the Company’s business and operations and those of our clients; the Company’s ability to adequately manage and sustain its growth; the Company’s dependence on the current trend of outsourcing business services; the Company’s dependence on the services of its CEO and other key employees; competitive pricing pressures; general business and economic conditions; the risk that the anticipated benefits and perceived advantages of the Acquisition may not be achieved; and changes in governmental regulation and tax laws affecting the Company’s insurance business or its business services operations. A more detailed description of such risks and uncertainties may be found in the Company’s filings with the Securities and Exchange Commission, including its quarterly reports on Form 10-Q and its annual report on Form 10-K. The information set forth herein speaks only as of the date hereof, and CBIZ disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBIZ, INC.

By: /s/ Michael W. Gleespen
Michael W. Gleespen
Corporate Secretary

Date: January 10, 2022